FORM 8-K/A
Amendment No. 1

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  September 15, 2005
(Date of Earliest Event Reported)

ADVANCED ID CORPORATION
(Exact name of registrant as specified in its charter)

      Nevada                       000-24965                 46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

4500 - 5th Street NE
#200, Bay 6
Calgary, Alberta, Canada
T2E 7C3
(Address of principal executive offices (zip code)

(403) 264-6300
(Registrant's telephone number, including area code)

On July 1, 2007, Advanced ID filed a Form 8-K to report the acquisition of Pneu Logic, Limited. On February 4, 2008, Amendment No 1. to the Form 8-K was filed which included financial statements of Pneu Logic Limited prepared under US GAAP. The purpose of Amendment No. 2 to the Form 8-K is to include the pro

Item 9.01  Financial Statements and Exhibits

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On July 1, 2007 (the "Effective Date"), Advanced ID Corporation (the "Company") acquired substantially all of the assets of Pneu-Logic Ltd. ("PL"). PL. is engaged in the business of fleet tire management. The unaudited pro forma financial statements set forth below are presented for illustrative purposes only and are not necessarily indicative of the combined results of operations for future periods or the results of operations that actually would have been realized had the Company and the business of PL been combined during the specific periods. The results of the combined operations from July 1, 2007 to September 30, 2007 were included in the Company's 10-QSB for the quarter ended September 30, 2007.

The unaudited pro forma combined financial statements, including related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the Company's historical financial statements and related notes included in our Annual Report for the year ended December 31, 2006 and our quarterly report for the quarter ended June 30, 2007.

The unaudited pro forma combined balance sheet as of June 30, 2007, combined the unaudited balance sheet of the Company as of June 30, 2007 and the unaudited statements of assets acquired and liabilities assumed of PL as of June 30, 2007 and gives effect to the acquisition as if the acquisition occurred on June 30, 2007.

For purposes of preparing the unaudited pro forma combined statements of operations included herein, PL's unaudited statement of operations for the six-month period ended June 30, 2007 was combined with the Company's unaudited statement of operations for the six months ended June 30, 2007. For the pro forma information for the year ended December 31, 2006, PL's unaudited statement of operations for the year ended December 31, 2006 was combined with the audited statement of operations of the Company for the year ended December 31, 2006.

All periods used in preparing these unaudited pro forma combined statements of operations represent the most recent financial information available for each entity. The PL financial statements referenced above have been summarized in a format similar to the financial statements of the Company and translated to U.S. dollars in accordance with Generally Accepted Accounting Principles in the United States.

The aggregate purchase price of the fleet tire management business assets acquired was allocated to the assets acquired and liabilities assumed based on their preliminarily estimated fair values at the date of acquisition. The preliminary estimate of the excess of purchase price over the fair value of net tangible assets acquired was allocated to identifiable intangible assets and goodwill

The aggregate purchase of $718,810 included $400,000 cash and 1,000,000 restricted shares of Advanced ID Corporation valued at $318,810. The cash component consists of $100,000 paid on the date of closing and contingent consideration of ten $30,000 monthly installments commencing

October 1, 2007 based on meeting certain revenue targets. The value of 1,000,000 common shares issued was determined based on the closing price on the Effective Date.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Effective Date. As these are only estimated amounts, the purchase allocation is subject to refinement.


Current assets, net       $  28,800
Property and equipment        5,654
Intangible asset             75,400
Goodwill                    608,956
                          ---------
Net assets acquired       $ 718,810
                          =========

The tangible assets of the fleet tire management business of PL assumed at the time of acquisition were recorded at their respective fair values, in accordance with purchase accounting requirements. For purposes of the preliminary purchase price allocation, we have estimated the fair value of property, plant and equipment based on an internal appraisal, which included a review of historical costs and management's intended future use. The fair value of the acquired property and equipment will be depreciated over estimated useful lives depending on the asset.

The goodwill recorded on a preliminary basis as a result of the PL asset acquisition was $608,956.

The following Unaudited Pro Forma Combined Statements of Operations are accounted for in accordance with Statement of Financial Accounting Standard No. 141, "Business Combinations." T he pro forma adjustments are based upon preliminary estimates and available information. Final purchase accounting adjustments may differ from these pro forma amounts.

ADVANCED ID CORPORATION AND SUBSIDIARIES
Pro Forma Combined Balance Sheet
June 30, 2007
(Unaudited)

                                  Advanced Id    PNEU Logic
                                  Corporation       Ltd.       Pro Forma    Pro Forma
                                 June 30, 2007  June 30, 2007  Adjustments  Combined
                                 -------------  -------------  -----------  ---------
ASSETS
Current Assets
  Cash                            $   145,833   $         -  a$(100,000)  $    5,833
  Trade accounts receivable, net      163,274       141,172    b(53,950)      250,496
  Other accounts receivable                 -         8,527     c(8,527)            -
  Inventory                           117,003        28,800           -       145,803
  Prepaid expenses                     78,625             -           -        78,625
                                  -----------   -----------   ---------   -----------
    Total current assets              504,735       178,499    (162,477)      520,757
                                  -----------   -----------   ---------   -----------
  Property and equipment, net         125,693         6,253       d(599)      131,347
  Research and development                  -       486,288   e(486,288)            -
  Goodwill                             55,486             -    f122,068       177,554
  Intangible assets                         -             -     g75,400        75,400
                                  -----------   -----------   ---------   -----------
    Total other assets                181,179       492,541    (289,419)      384,301
                                  -----------   -----------   ---------   -----------
Total Assets                      $   685,914   $   671,040   $ (451,896) $   905,058
                                  ===========   ===========   ==========  ===========

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
  Accounts payable                $   139,220   $  221,714     h(221,714) $   139,220
  Accounts payable - related
    Parties                           205,103      142,760     i(142,760)     205,103
  Bank overdraft                            -       87,222             -       87,222
  Current portion of loan payable
    related party                       3,743            -             -        3,743
  Accrued liabilities                  22,689       26,876      j(26,876)      22,689
  PNEU Logic consideration payable          -            -      k300,000      300,000
                                  -----------   ----------     ---------  -----------
    Total current liabilities         370,755      478,572       (91,350)     757,977
  Loans payable related parties         8,733            -             -        8,733
                                  -----------   ----------     ---------  -----------
Total Liabilities                     379,488      478,572       (91,350)     766,710
                                  -----------   ----------    ----------  -----------
MINORITY INTEREST IN AFG ASIA
  ENGINEERING                          47,022            -              -      47,022
                                  -----------   ----------    -----------  ----------
STOCKHOLDERS EQUITY
  Series A preferred stock,                 -
  Common stock                        549,379      120,200      l(110,200)    559,379
  Additional paid-in capital        7,537,375            -       m308,810   7,846,185
  Subscriptions receivable           (195,000)           -              -    (195,000)
  Accumulated deficit              (7,647,323)      72,268      n(559,156) (8,134,211)
  Accumulated other comprehensive
    income                             14,973            -              -      14,973
                                  -----------  -----------    -----------  ----------
Total Stockholders' Equity            259,404      192,468       (360,546)     91,326
                                  -----------  -----------    -----------  ----------
Total Liabilities and
  Stockholders Equity             $   685,914  $   671,040    $  (451,896) $  905,058
                                  ===========  ===========    ===========  ==========

ADVANCED ID CORPORATION AND SUBSIDIARIES
Pro Forma Combined Statement of Operations
For The Six Months Ended June 30, 2007
(Unaudited)

                                  Advanced Id    PNEU Logic
                                  Corporation       Ltd.       Pro Forma    Pro Forma
                                 June 30, 2007  June 30, 2007  Adjustments  Combined
                                 -------------  -------------  -----------  ---------
Revenues                          $   469,097   $   214,325   $        -  $   683,422
Cost of Revenue                      (286,883)      (92,479)           -     (379,362)
                                  -----------   -----------   ----------  -----------
Gross profit                          182,214       121,846            -      304,060
Research and development expense      (16,809)            -            -      (16,809)
General and administrative expense (1,366,805)      (94,613)               (1,461,418)
Impairment of goodwill                      -             -     (486,888)    (486,888)
                                 ------------   -----------   ----------  -----------
Operating loss                     (1,201,400)       27,233     (486,888)  (1,661,055)
Interest income (expense)               2,182             -            -        2,182
                                 ------------   -----------   ----------  -----------
Loss before minority interest      (1,199,218)       27,233     (486,888)  (1,658,873)
Minority interest                      (8,299)            -            -       (8,299)
                                 ------------   -----------   ----------  -----------
Net loss                           (1,207,517)       27,233     (486,888)  (1,667,172)
Warrant holder inducement dividend   (155,647)            -            -     (155,647)
                                 ------------   -----------   ----------  -----------
Net loss applicable to common
  shares                           (1,363,164)       27,233     (486,888)  (1,822,819)
Other comprehensive income (loss)      (1,503)            -            -       (1,503)
                                  -----------   -----------    ---------  -----------
Comprehensive loss                $(1,364,667)  $    27,233    $(486,888) $(1,824,322)
                                  -----------   -----------    ---------  -----------
Net loss per share basic and
  Diluted                              $(0.03)            -            -       $(0.03)
                                  ===========   ===========    =========  ===========
Weighted average shares
  outstanding basic and
  diluted                           53,083,046             -            -  54,083,046
                                   ===========   ===========    =========  ==========

See accompanying noted to unaudited
pro forma combined financial statements

ADVANCED ID CORPORATION AND SUBSIDIARIES
Pro Forma Combined Statement of Operations
For The Year Ended December 31, 2006
(Unaudited)

                                  Advanced Id    PNEU Logic
                                  Corporation       Ltd.       Pro Forma    Pro Forma
                                 June 30, 2007  June 30, 2007  Adjustments  Combined
                                 -------------  -------------  -----------  ---------
Revenues                          $   889,089     $ 292,505  $       -    $ 1,181,594
Cost of Revenue                      (539,655)     (158,473)         -       (698,128)
                                  -----------     ---------  ---------    -----------
Gross profit                          349,434       134,032          -        483,466
Research and development expense      (73,091)            -          -        (73,091)
General and administrative expense (2,467,705)      (96,141)         -     (2,563,846)
Impairment of goodwill                      -             -   (486,888)      (486,888)
                                  -----------     ---------  ---------    -----------
Operating loss                     (2,191,362)       37,891   (486,888)    (2,640,359)
Interest income                           496           133          -            629
Other income                            2,438             -          -          2,438
Interest expense                       (8,932)            -          -         (8,932)
                                  -----------    ----------  ---------    -----------
Loss before minority interest      (2,197,360)       38,024   (486,888)    (2,646,224)
Minority interest                     (13,943)            -          -        (13,943)

Net loss                           (2,211,303)       38,024   (486,888)    (2,660,167)
Warrant holder inducement dividend          -             -          -              -
Net loss applicable to common
  Shares                            (2,211,303)      38,024   (486,888)    (2,660,167)
Other comprehensive income (loss)          560            -          -            560
Comprehensive loss                $ (2,210,743)   $  38,024  $(486,888)   $(2,659,607)
                                  ============    =========  =========    ===========
Net loss per share basic and
  Diluted                               $(0.04)           -                    $(0.04)
                                  ============   ==========  =========    ===========
Weighted average shares
  outstanding basic and
  diluted                           49,981,027            -                50,981,027
                                  ============   ==========  =========    ===========

See accompanying noted to unaudited
pro forma combined financial statements

ADVANCED ID CORPORATION AND SUBSIDIARIES
Notes to Pro Forma Combined Financial Statements
 (Unaudited)

Basis of Presentation
On July 1, 2007 (the "Effective Date"), Advanced Id Corporation (the "Company") acquired substantially all of the assets of Pneu-Logic Ltd. ("PL"). PL. is engaged in the business of fleet tire management. The unaudited pro forma financial statements set forth below are presented for illustrative purposes only and are not necessarily indicative of the combined results of operations for future periods or the results of operations that actually would have been realized had the Company and the business of PL been combined during the specific periods. The results of the combined operations from July 1, 2007 to September 30, 2007 were included in the Company's 10-QSB for the quarter ended September 30, 2007.

The unaudited pro forma combined balance sheet as of June 30, 2007, combined the unaudited balance sheet of the Company as of June 30, 2007 and the unaudited statements of assets acquired and liabilities assumed of PL as of June 30, 2007 and gives effect to the acquisition as if the acquisition occurred on June 30, 2007.

For purposes of preparing the unaudited pro forma combined statements of operations included herein, PL's unaudited statement of operations for the six-month period ended June 30, 2007 was combined with the Company's unaudited statement of operations for the six months ended June 30, 2007. For the pro forma information for the year ended December 31, 2006, PL's unaudited statement of operations for the year ended December 31, 2006 was combined with the audited statement of operations of the Company for the year ended December 31, 2006.

The tangible assets, of the fleet tire management business of PL assumed at the time of acquisition, were recorded at their respective fair values, in accordance with purchase accounting requirements. For purposes of the preliminary purchase price allocation, we have estimated the fair value of property, plant and equipment based on an internal appraisal, which included a review of historical costs and management's intended future use. The fair value of the acquired property and equipment will be depreciated over estimated useful lives depending on the asset.

The goodwill recorded on a preliminary basis as a result of the PL asset acquisition was $608,956.

Preliminary Purchase Price Allocation
The preliminary estimated purchase price is approximately $718,810, which has been determined as follows:

Cash purchase price                      $400,000
1,000,000 common shares                   318,810
                                         --------
   Total estimated purchase price        $718,810
                                         ========

Current assets, net                      $ 28,800
Property and equipment                      5,654
Intangible asset                           75,400
Goodwill                                  608,956
                                         --------
Net assets acquired                      $718,810
                                         ========

Under the purchase method of accounting, the total estimated purchase price is allocated to the acquired net tangible and intangible assets based on their estimated fair values as of the date of the completion of the acquisition. Based on management estimates of the fair values, the preliminary estimated purchase price allocation is as follows:

Unaudited Pro Forma Adjustments

a)  Adjustment to record cash purchase price
b)  Adjustment to record fair value of assets acquired
c)  Adjustment to record fair value of assets acquired
d)  Adjustment to record fair value of assets acquired
e)  Adjustment to record fair value of assets acquired
f) Adjustment to record goodwill resulting from the transaction and subsequent write down of goodwill
g)  Adjustment to record fair value of assets acquired
h)  Adjustment to record fair value of liabilities assumed
i)  Adjustment to record fair value of liabilities assumed
j)  Adjustment to record fair value of liabilities assumed
k)  Adjustment to record balance of cash purchase price payable
l) Adjustment to record par value of 1,000,000 shares issued on the acquisition and elimination of share capital of PL on acquisition
m) Adjustment to record value of additional paid-in capital on 1,000,000 shares issued in acquisition
n) Adjustment to eliminate deficit on acquisition of assets and record goodwill write down subsequent to purchase

Exhibits
No.                      Description

No. 10 Asset Purchase Agreement dated July 1, 2007 incorporate by reference to Form 8-K filed November 11, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment 2 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced ID Corporation


By:      /s/ Dan Finch
         ------------------------
         Dan Finch
         Chief Executive Officer and President


Dated:  April 21, 2008